UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

June 12, 2020

Date of Report (Date of earliest event reported)

Axon Enterprise, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-16391	86-0741227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17800 N. 85th St.

Scottsdale, Arizona 85255

(Address of principal executive offices, including zip code)

(480) 991-0797

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value	AAXN	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation of Bylaws; Changes in Fiscal Year

At the annual meeting of stockholders of Axon Enterprise, Inc. (the “Company”) held on May 29, 2020, the Company’s stockholders approved amendments to Article 5 (the number, classification and terms of the Board of Directors and removal of a director from office) and Article 6 (amendment of the Bylaws and actions by shareholders) of the Company’s certificate of incorporation. These amendments replaced the voting requirements in these sections that required a greater than majority vote of stockholders to amend, and replaced each with a majority vote requirement. On June 12, 2020 the Company filed an amended and restated certificate of incorporation reflecting the amendments approved by stockholders. No other changes were made to the certificate of incorporation. A copy of the amended and restated certificate of incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

As indicated in the Company’s definitive proxy statement for the 2020 annual meeting of stockholders, also on June 12, 2020, the Company’s board of directors adopted conforming amendments to the Company’s Bylaws to eliminate any corresponding supermajority voting requirement in the Bylaws.  A copy of the bylaws, as amended and restated, is filed as Exhibit 3.2 to this Current Report on Form 8-K, with deleted text shown in strikethrough and added text shown as underlined, and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d)           Exhibits

Exhibit Number	Exhibit Description

3.1	Amended and Restated Certificate of Incorporation
3.2	Bylaws, as amended and restated
104	The cover page from this Current Report on Form 8-K, formatted as Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 12, 2020	Axon Enterprise, Inc.

	By:	/s/ JAWAD A. AHSAN
Jawad A. Ahsan
Chief Financial Officer